Exhibit 99.1

For immediate release

Company contact: Jennifer Martin, Director of Investor Relations, (303) 312-8155

Bill Barrett Corporation Announces Upcoming Investor Events

DENVER – October 14, 2010 – Bill Barrett Corporation (NYSE: BBG) today announced it will host an investor event covering its West Tavaputs development project to be webcast live on October 21, 2010 and host its Third Quarter 2010 Earnings conference call on November 2, 2010. Details are as follows:

WEST TAVAPUTS: LEARN THE NUTS AND BOLTS OF THIS KEY ASSET

Please join Bill Barrett Corporation via the Internet for a live webcast and slide presentation where management will review and discuss details of its West Tavaputs program:

Date/Time: Thursday, October 21, 2010 at 2:30 p.m. EDT (12:30 p.m. MDT).

Webcast: Live and archived webcast available on the Company’s website homepage, accessed at www.billbarrettcorp.com under “Current Events” then click on “West Tavaputs - Webcast”.

THIRD QUARTER 2010 EARNINGS CALL

Bill Barrett Corporation plans to release its third quarter 2010 financial and operating results before the market opens on Tuesday, November 2, 2010 and will host a conference call to discuss results at 12:00 p.m. EDT, also on November 2.

Please join Bill Barrett Corporation via the Internet for a webcast of the conference call:

Date/Time: Tuesday, November 2, 2010 at 12:00 p.m. EDT (10:00 a.m. MDT).

Webcast: Live and archived webcast available on the Company’s website homepage, accessed at www.billbarrettcorp.com, under “Current Events” then click on “Third Quarter 2010 Results - Webcast”.

Alternatively, you may join by telephone:

Call-in Number: (800) 561-2601 US/Canada; (617) 614-3518 International

Passcode: 17372857

A telephonic replay will be available approximately two hours after the call on Tuesday, November 2, 2010 through Friday, November 5, 2010. You may access this replay at:

Replay Number: (888) 286-8010 US/Canada; (617) 801-6888 International

Passcode: 34340351

About Bill Barrett Corporation

Bill Barrett Corporation (NYSE: BBG), headquartered in Denver, Colorado, explores for and develops natural gas and oil in the Rocky Mountain region of the United States. Additional information about the Company may be found on its website www.billbarrettcorp.com.

Forward-Looking Statements and Cautionary Statements

This press release references materials that have been, or will be, used in investor presentations. Investor presentations contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements reflect Bill Barrett Corporation’s current views with respect to future events, based on what it believes are reasonable assumptions. No assurance can be given, however, that these events will occur. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, market conditions, oil and gas price volatility, exploration drilling and testing results, the ability to receive drilling and other permits and regulatory approvals, government approval for development projects, existing governmental laws and regulations, and changes to enforcement of those laws and regulations, new laws and regulations, and risks related to and costs of hedging activities including counterparty viability, surface access and costs, availability of third party gathering, transportation and processing, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, availability and costs of financing to fund the Company’s operations, uncertainties inherent in oil and gas production operations and estimating reserves, the speculative actual recovery of estimated potential volumes, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, title to properties, and other factors discussed in the Company’s Form 10-K filed for the year ended December 31, 2009, and subsequent filings with the SEC and available at www.sec.gov.

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